CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT, AND NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXHIBIT 10.11

                                   CONFIDENTIAL
                      SHOPPING CHANNEL PROMOTIONAL AGREEMENT

          This Agreement, dated as of October 1, 1998 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 and Online Specialty Retailing Inc. ("MERCHANT") a Washington corporation, with its principal offices at 2030 First Avenue, 3rd Floor, Seattle, WA 98121 (each a "Party" and collectively the "Parties").

                                   INTRODUCTION

          AOL owns, operates and distributes the U.S. America Online-REGISTERED TRADEMARK- brand commercial online service (the "AOL Service"), the U.S. version of its primary website marketed under the AOL.com-REGISTERED TRADEMARK- brand ("AOL.com") and the affiliate U.S. CompuServe-REGISTERED TRADEMARK- brand commercial online service (the "CompuServe Service"). MERCHANT wishes to secure a promotional placement (the "Promotion") within the shopping channel of the AOL Service, AOL.com and the CompuServe Service (as specified in Exhibit A) (each channel, a "Shopping Channel") which, when activated, will provide access to MERCHANT's site on the World Wide Web or its area on the AOL or CompuServe Services (as the case may be) (the "Merchant Site") where MERCHANT offers content, products and/or services for sale.

                                       TERMS

          1. MERCHANT PROGRAMMING. MERCHANT WILL MAKE AVAILABLE THROUGH THE MERCHANT SITE THE CERTAIN PRODUCTS, CONTENT AND/OR SERVICES SPECIFIED IN EXHIBIT A (THE "PRODUCTS") IN ACCORDANCE WITH THE STANDARD SHOPPING CHANNEL TERMS AND CONDITIONS SET FORTH ON EXHIBIT B.

          2.   PROMOTIONAL OBLIGATIONS.

               2.1 AOL PROMOTION OF MERCHANT. Commencing on a date to be mutually agreed promptly following execution hereof, AOL will provide the Promotion(s) set forth in Exhibit A. Except to the extent expressly described in Exhibit A, the specific form, placement, positioning, duration and nature of the Promotion(s) will be as determined by AOL in its reasonable discretion (consistent with the editorial composition of the applicable screens) and the nature of the Promotion being purchased by MERCHANT, as reflected in Exhibit A and in any placement fee specified in Section 3 below). The specific content to be contained within the Promotions (including, without limitation, within any advertising banners or contextual promotions) will be determined by MERCHANT, subject to AOL's technical limitations, the terms of

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   [***] indicates confidential treatment for omitted text has been requested.

this Agreement and AOL's then-applicable policies relating to advertising and promotions. Each Promotion will link only to the Merchant Site and will promote only Products in the category directly relating to the Shopping Channel department for which the Promotion is being purchased by MERCHANT. MERCHANT acknowledges that the sole obligation of AOL is to display the Promotion(s) in the Shopping Channel(s) in accordance with the terms and conditions hereto.

               2.2 MERCHANT CROSS-PROMOTION. Within each Merchant Site, MERCHANT shall include a promotional mention ("AOL Promo") on the Merchant Site, to promote such AOL Products or services as AOL may reasonably designate (for example, the America Online-REGISTERED TRADEMARK- brand service, the CompuServ-REGISTERED TRADEMARK- brand service, the AOL.com-REGISTERED TRADEMARK-site, the Digital City-REGISTERED TRADEMARK-services or the AOL Instant Messenger-TM- service); AOL will provide the creative content to be used in the AOL Promo (including designation of links from such content to other content pages). MERCHANT shall post (or update, as the case may be) the creative content supplied by AOL (within the spaces for the AOL Promo) within a commercially reasonable period of time from its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, MERCHANT shall provide AOL with monthly written reports specifying the number of Impressions to the pages containing the AOL Promo during the prior month. In MERCHANT's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which MERCHANT exercises at least partial editorial control, MERCHANT will include specific references or mentions (verbally where possible) of the availability of the MERCHANT's site through the America Online-REGISTERED TRADEMARK- brand service, which are at least as prominent as any references that MERCHANT makes to any other MERCHANT online or Internet site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, MERCHANT's listing of the "URL" for any Merchant online site will be accompanied by an equally prominent listing of the "keyword" term on AOL for Merchant's Site.

          3.   PAYMENTS; REPORTS.

               3.1 PLACEMENT FEES. MERCHANT will pay AOL [***] for displaying the Promotion on the AOL Service, AOL.com and the CompuServe Service. The total amount of [***] will be payable in equal quarterly installments, with the first such payment to be made upon the Effective Date and subsequent quarterly payments to be made on the first day of each subsequent quarter. MERCHANT agrees that, except as specified herein, once the Promotion is installed, there will be no refunds or proration of rates if MERCHANT elects to discontinue display of the Promotion prior to expiration of the Term.

               3.2 REPORTS. AOL will provide MERCHANT with monthly usage information related to the Promotion in substance and form determined by AOL. MERCHANT may not distribute or disclose usage information to any third party without AOL's prior written consent. AOL makes no guarantees regarding the accuracy, reliability or completeness of any usage information provided to MERCHANT. MERCHANT will provide AOL with monthly reports, in a form reasonably satisfactory to AOL, which detail the number of daily items, orders and gross sales through the Merchant Site on the AOL Service, AOL.com and the CompuServe Service (as applicable).

               3.3 PRODUCTION. MERCHANT will create a customized home page "welcome mat" for the AOL audience for each area on the Merchant Site linked to from the AOL Network on a continuous basis (each a "Welcome Mat"), which Welcome Mat(s) shall be subject to AOL approval and shall only promote the Products set forth on Exhibit A attached. Any and all costs associated with the development, design and construction of such Welcome Mat(s) shall be the sole responsibility of MERCHANT, including but not limited to any specific production resources which AOL allocates to any production work to be performed on behalf of MERCHANT. In the event that MERCHANT elects to host such Welcome Mat(s) on the AOL Network, such hosting will be at AOL's sole discretion and MERCHANT will bear sole responsibility for any costs associated with such hosting.

          4. TERM. UNLESS OTHERWISE RIGHTFULLY TERMINATED PURSUANT TO THE TERMS HERETO, THE TERM OF THIS AGREEMENT WILL BE FOR A PERIOD OF FIFTEEN (15) MONTHS COMMENCING ON OCTOBER 1, 1998, AND ON ENDING DECEMBER 31, 1998 (THE "TERM").

          5. GENERAL TERMS. THE GENERAL LEGAL TERMS AND CONDITIONS SET FORTH AN EXHIBIT C ATTACHED HERETO ARE HEREBY MADE A PART OF THIS AGREEMENT.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                   Online Specialty Retailing Inc.

By:                                    By:  /s/ Benjamin C. Nourse
   ---------------------------------      ------------------------------------

Print Name:                            Print Name:    Benjamin C. Nourse
           -------------------------              ----------------------------

Title:                                 Title:    Chairman
      ------------------------------         ---------------------------------

Date:                                  Date:     August 4, 1998
     -------------------------------        ----------------------------------

                                       Tax ID/EIN#:91-1694451
                                                   ---------------------------

    [***] indicates confidential treatment for omitted text has been requested.


                                   EXHIBIT A

DESCRIPTION OF PRODUCTS:

          The only categories of Products to be sold through the Merchant Site are as listed below.

          MERCHANT will offer through its GreatFood.com Merchant site a wide variety of food and food-related items. These include specialty foods, ingredients, grocery items, cooking utensils and food-related books.
Specific items include, but are not limited to, coffees, teas, hors d'oeuvre, oils, vinegars, relishes, sauces, condiments, meats, seafoods, snacks, desserts, salsas, cookbooks, cooking utensils and supplies, smoked salmon, lox, cheese, pesto, herbs, garlic, olives, sausage, chocolates, candy, jam, fruit, shrimp, crab, fish, turkey, ham, beef, quail, chicken, pork, steaks, bacon, fruit, fruitcake, smoked meat, olive oil, vinegar, relish, confection, chutney, hot sauces, salsas, pastas, snacks, candies, cake, biscotti, cookies, brownies, tortes, barbecue, BBQ sauces, shortbread, chocolate, truffle, almonds, hazelnuts, ginger, raisins, citrus, cheesecake, ice cream, maple syrup, pecans, and marinades.

               MERCHANT currently offers approximately 700 SKUs and expects that number to increase significantly by year-end 1999.

          PRODUCTS. MERCHANT will make available through the Merchant Site the comprehensive offering of Products and other related Content specifically described above.

IMPRESSIONS:

          The screens on which the promotions appear on each of the AOL Service, AOL.com and the CompuServe Service will receive a minimum of [***] Impressions in the aggregate, subject to the remainder of this paragraph. In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (a " Shortfall"), AOL will provide MERCHANT, as its sole remedy, with advertising placements through reasonably comparable advertising on AOL properties (determined by AOL) which has a total value, based on AOL's then-current advertising rate card, equal to the value of the Shortfall (determined by multiplying the percentage of Impressions that were not delivered by the total, guaranteed Payment provided for in Section 3 of the Agreement). For purposes of this Agreement, "Impression" shall mean user exposure to the department level screen containing the applicable promotion or advertisement. as such exposure may be reasonably determined and measure by AOL in accordance with its standard methodologies and protocols. Notwithstanding the foregoing, no representation is made with respect to impressions in conjunction with the More Stores Plus Package described below.

DESCRIPTION OF SPECIFIC PROMOTION(S):

          Please check the box next to the Promotion(s) that MERCHANT is purchasing.

          / /  ANCHOR PROMOTION

          MERCHANT will become an "Anchor" in the _____________ department(s) of the Shopping Channel on the AOL Service, AOL.com and the CompuServe Service. As an Anchor in a department, MERCHANT will be entitled to the following:

          Principal Exposure on the AOL Service, AOL.com and the CompuServe
Service:

          - One continuous (24/7) 130 x 90 button with corporate brand or logo on the department front screen of the AOL Service.

          - One continuous (24/7) 120 x 60 button with corporate brand or logo on the department front screen of AOL.com.

          - One continuous (24/7) 120 x 60 button with corporate brand or logo on the department front screen of the CompuServe Service.

          Additional Promotion on the AOL Service Shopping Channel:

          - One continuous (24/7) two-line text field with featured product to promote store product offerings on the corresponding department screen.

          - Product listing availability through the AOL Service Shopping channel search screen. Web MERCHANT search links to storefront.

          - Up to three (3) AOL Keywords-TM- for use from the AOL Service, for registered MERCHANT trade name or trademark (subject to the other provisions contained herein).

          - Twenty percent (20%) discount from the then-current rate card on purchases of additional advertising banners or buttons on the AOL Service, AOL.com and the CompuServe Service, subject to availability for the period requested (with such purchases to be made in accordance with the then-applicable Standard Advertising Insertion Order for the property in question).

          - Eligibility to participate in the following AOL Shopping promotional programs (the "Program Areas"):

               -    Bargain Basement by Department
               -    Quick Gifts
               -    Seasonal Catalogs or Special Events areas (e.g.,
                    Christmas Shop)
               -    Order from Print Catalogs
               -    Gift Reminder
               -    Newsletters
               -    AOL's Quick Checkout
               -    BizRate-REGISTERED TRADEMARK- Program

          /X/  TENANT PROMOTION

          MERCHANT will become a "Tenant" in the Gourmet Foods & Grocery department(s) of the Shopping Channel on the AOL Service, AOL.com and the CompuServe Service. As a Tenant in a department, MERCHANT will be entitled to the following:

          Principal Exposure on the AOL Service, AOL.com and the CompuServe
Service:

          - One continuous (24/7) 120 x 20 button with corporate brand or logo on the department front screen.

          Additional Promotion on the AOL Service:

          - Rotation with other Tenants in the department on a continuous (24/7) 120 x 60 promotional banner with text or branded art promotion on the department front screen). These banner rotations are reserved for the Tenant MERCHANT's on the department screen and will be divided proportionately among them.

          - Product listing availability through the AOL Service Shopping channel search screen. Web MERCHANT search links to storefront.

          - Up to three (3) AOL Keywords-TM- for use from the AOL Service, for registered MERCHANT trade name or trademark (subject to the other provisions contained herein).

          - Twenty percent (20%) discount from the then-current rate card on purchases of additional advertising banners or buttons on the AOL Service, AOL.com and the CompuServe Service subject to availability for the period requested (with such purchases to be made in accordance with the then-applicable Standard Advertising Insertion Order for the property in question).

          - Eligibility to participate in the Program Areas (listed under the Anchor description above).

          / /  "MORE STORES" PLUS PROMOTION

          MERCHANT will be listed or be provided a button in the "More Stores" area in the __________________ department(s) of the Shopping Channel on the AOL Service, AOL.com and the CompuServe Service, as specified below.

          Principal Exposure:

          - One continuous (24/7) listing in the More Stores list box in a department specified above on the AOL Service.

          - One continuous (24/7) 120 x 20 button with corporate brand or logo on the corresponding department level page on AOL.com.

          - One continuous (24/7) 120 x 20 button with corporate brand or logo on the corresponding department front screen on CompuServe.

All additional Promotions on AOL.com and the CompuServe Service not specified herein will be determined at AOL's reasonable and sole discretion; provided that the additional, standard Promotions to be provided to the MERCHANT within the Shopping areas on AOL.com and the CompuServe Service will be comparable in nature to the additional, standard Promotions provided to other similarly situated merchants in the same category (i.e. Anchor, Tenant or More Stores).

                                   EXHIBIT B
                  STANDARD SHOPPING CHANNEL TERMS & CONDITIONS

          1. MERCHANT SITE. MERCHANT WILL WORK DILIGENTLY TO DEVELOP AND IMPLEMENT THE MERCHANT SITE, CONSISTING OF THE SPECIFIC PRODUCT(S) SET FORTH IN EXHIBIT A TO THE SHOPPING CHANNEL PROMOTIONAL AGREEMENT WHICH HAS BEEN EXECUTED BY AOL AND MERCHANT (THE "PROMOTIONAL AGREEMENT," AND, COLLECTIVELY WITH THESE STANDARD SHOPPING CHANNEL TERMS AND CONDITIONS, THE "AGREEMENT") AND ANY ADDITIONAL PRODUCTS AGREED UPON IN WRITING BY THE PARTIES SUBSEQUENT TO THE EFFECTIVE DATE. EXCEPT AS MUTUALLY AGREED UPON IN WRITING BY THE PARTIES, THE MERCHANT SITE WILL CONTAIN ONLY CATEGORIES OF PRODUCTS, SERVICES AND CONTENT THAT ARE DIRECTLY RELATED TO THE MERCHANT PRODUCTS LISTED IN EXHIBIT A. ALL SALES OF PRODUCTS THROUGH THE MERCHANT SITE WILL BE CONDUCTED THROUGH A DIRECT SALES FORMAT, ABSENT THE MUTUAL CONSENT OF THE PARTIES. MERCHANT WILL ENSURE THAT THE MERCHANT SITE DOES NOT IN ANY RESPECT PROMOTE, ADVERTISE, MARKET OR DISTRIBUTE THE PRODUCTS, SERVICES OR CONTENT OF ANY OTHER INTERACTIVE SERVICE.

          2. MANAGEMENT OF MERCHANT SITE. MERCHANT WILL MANAGE, REVIEW, DELETE, EDIT, CREATE, UPDATE AND OTHERWISE MANAGE ALL PRODUCTS AVAILABLE ON OR THROUGH THE MERCHANT SITE, IN A TIMELY AND PROFESSIONAL MANNER AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND AOL'S APPLICABLE TERMS OF SERVICE AND PRIVACY POLICY (AS SET FORTH ON THE AOL SERVICE). TO THE EXTENT THAT MERCHANT SITE INCLUDES AOL'S QUICK CHECKOUT (AS DEFINED IN SECTION 3 OF EXHIBIT B) MERCHANT WILL ENSURE THAT THE AOL QUICK CHECKOUT IS OF EQUAL PLACEMENT AND PROMOTION PROMINENCE TO OTHER AVAILABLE PAYMENT OPTIONS. MERCHANT WILL ENSURE THAT THE MERCHANT SITE IS CURRENT, ACCURATE AND WELL-ORGANIZED AT ALL TIMES. MERCHANT WARRANTS THAT THE MERCHANT SITE AND ANY MATERIAL CONTAINED HEREIN: (I) WILL CONFORM TO AOL'S APPLICABLE TERMS OF SERVICE AND PRIVACY POLICY; (II) WILL NOT INFRINGE ON OR VIOLATE ANY COPYRIGHT, TRADEMARK, U.S. PATENT OR ANY OTHER THIRD PARTY RIGHT, INCLUDING WITHOUT LIMITATION, ANY MUSIC PERFORMANCE OR OTHER MUSIC-RELATED RIGHTS; AND
(III) WILL NOT CONTAIN ANY PRODUCT WHICH VIOLATES ANY APPLICABLE LAW OR REGULATION, INCLUDING

THOSE RELATING TO CONTESTS, SWEEPSTAKES OR SIMILAR PROMOTIONS. AOL WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE PRODUCTS AVAILABLE ON OR THROUGH THE MERCHANT SITE, INCLUDING, BUT NOT LIMITED TO, ANY DUTY TO REVIEW OR MONITOR ANY SUCH PRODUCTS; PROVIDED, HOWEVER, THAT AOL RESERVES THE RIGHT TO REVIEW AND APPROVE ANY ADDITIONAL PRODUCTS AND ANY THIRD-PARTY CONTENT, PRODUCTS OR SERVICES THAT MERCHANT MAKES OR DESIRES TO MAKE AVAILABLE THROUGH THE MERCHANT SITE. UPON AOL'S REQUEST, MERCHANT AGREES TO INCLUDE WITHIN THE MERCHANT SITE A PRODUCT DISCLAIMER (THE SPECIFIC FORM AND SUBSTANCE TO BE MUTUALLY AGREED UPON BY THE PARTIES) INDICATING THAT TRANSACTIONS ARE SOLELY BETWEEN MERCHANT AND THE AOL USERS WHO PURCHASE PRODUCTS FROM MERCHANT. MERCHANT WILL ENSURE THAT NEITHER MERCHANT NOR ANY CONTENT, PRODUCT OR SERVICE CONTAINED WITHIN THE MERCHANT SITE, LINKED TO THE PROMOTION OR OTHERWISE RELATING THE AGREEMENT SHALL (I) DISPARAGE AOL; (II) PROMOTE A COMPETITOR OF AOL; OR (III) STATE OR IMPLY THAT AOL ENDORSES MERCHANT'S PRODUCTS.

          3. OPTIMIZATION OF MERCHANT SITE. MERCHANT WILL TAKE ALL REASONABLE STEPS NECESSARY TO CONFORM ITS PROMOTION AND SALE OF PRODUCTS THROUGH THE MERCHANT SITE TO THE THEN-EXISTING COMMERCE TECHNOLOGIES MADE AVAILABLE TO MERCHANT BY AOL, INCLUDING WITHOUT LIMITATION AOL'S "QUICK CHECKOUT" TOOL WHICH ALLOWS AOL USERS TO ENTER PAYMENT AND SHIPPING INFORMATION WHICH IS THEN PASSED FROM AOL'S CENTRALIZED SERVER UNIT TO MERCHANT FOR ORDER FULFILLMENT ("AOL QUICK CHECKOUT"). AOL WILL MAKE ALL REASONABLE EFFORTS TO PROVIDE THE TOOLS FOR THE MERCHANT TO ENABLE MERCHANT SITE WITH THE AOL QUICK CHECKOUT TECHNOLOGY AND FUNCTIONALITY BY MARCH 31, 1999. COLLECTION, STORAGE AND DISCLOSURE OF INFORMATION WHICH MERCHANT PROVIDES TO AOL, WILL BE SUBJECT TO AOL'S PRIVACY POLICY AND ALL CONFIDENTIALITY REQUIREMENTS HEREUNDER. AOL RESERVES THE RIGHT TO REVIEW AND TEST THE MERCHANT SITE FROM TIME TO TIME TO DETERMINE WHETHER THE SITE IS COMPATIBLE WITH AOL'S AND COMPUSERVE'S THEN-AVAILABLE CLIENT AND HOST SOFTWARE AND THEIR CORRESPONDING NETWORKS. AOL WILL BE ENTITLED TO REQUIRE REASONABLE CHANGES TO THE CONTENT, FEATURES AND/OR FUNCTIONALITY WITHIN ANY SCREEN OR FORM CREATED USING AOL'S PROPRIETARY FORM TECHNOLOGY (A) "RAINMAN AREA" OR (B) HTML-BASED WORLD WIDE WEB FORMS (OR ANY OTHER FORMS CREATED USING A TECHNOLOGY OTHER THAN AOL'S

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PROPRIETARY FORM TECHNOLOGY) ("WEB FORMS") TO THE EXTENT SUCH RAINMAN AREA OR
WEB FORMS WILL, IN AOL'S GOOD FAITH JUDGMENT, ADVERSELY AFFECT OPERATIONS OF THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE. MERCHANT AGREES TO OPTIMIZE OPERATIONS OF THE MERCHANT SITE CONSISTENT WITH EXHIBIT D ATTACHED HERETO.

          4. REMOVAL OF CONTENT. AOL WILL HAVE THE RIGHT TO REMOVE, OR DIRECT MERCHANT TO REMOVE. ANY CONTENT IN THE MERCHANT SITE (INCLUDING, WITHOUT LIMITATION, ANY FEATURES, FUNCTIONALITY OR TECHNOLOGY) WHICH, AS REASONABLY DETERMINED BY AOL (I) VIOLATES AOL'S THEN-STANDARD TERMS OF SERVICE OR PRIVACY POLICY (AS SET FORTH ON THE AOL SERVICE), ANY OTHER STANDARD, WRITTEN AOL POLICY OR THE TERMS OF THIS AGREEMENT (II) IS INCONSISTENT IN ANY MANNER WITH THE TERMS OF THE AGREEMENT OR WITH THE PRODUCT DESCRIPTION SET FORTH IN EXHIBIT A OR (III) IS OTHERWISE IN CONFLICT WITH AOL'S PROGRAMMING OBJECTIVES OR ITS EXISTING CONTRACTUAL COMMITMENTS TO THIRD PARTIES. IN ADDITION, IN THE EVENT THAT AOL REASONABLY BELIEVES THAT SOFTWARE, TECHNOLOGY OR OTHER TECHNICAL COMPONENTS OF THE MERCHANT SITE WILL MATERIALLY AFFECT AOL OR COMPUSERVE OR OTHER OPERATIONS, MERCHANT WILL WORK IN GOOD FAITH WITH AOL TO LIMIT ACCESS TO SUCH COMPONENTS FROM THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE. MERCHANT WILL TAKE ALL COMMERCIALLY REASONABLE STEPS USING MERCHANT'S THEN-AVAILABLE TECHNOLOGY TO BLOCK ACCESS BY AOL USERS TO CONTENT WHICH AOL DESIRES TO REMOVE OR HAVE REMOVED PURSUANT TO ANY OF THE FOREGOING. IN THE EVENT THAT MERCHANT CANNOT, THROUGH SUCH EFFORTS, BLOCK ACCESS TO THE CONTENT IN QUESTION, THEN MERCHANT WILL PROVIDE AOL PROMPT WRITTEN NOTICE OF SUCH FACT NO LATER THEN FIVE (5) DAYS AFTER AOL NOTIFIES MERCHANT OF AOL'S OBJECTION TO SUCH CONTENT, AOL MAY THEN, AT ITS OPTION, EITHER (I) RESTRICT ACCESS BY AOL USERS TO THE CONTENT IN QUESTION USING TECHNOLOGY AVAILABLE TO AOL OR (II) TERMINATE ALL LINKS, PROMOTIONS AND ADVERTISEMENTS FOR THE MERCHANT SITE UNTIL SUCH TIME AS THE CONTENT IN QUESTION IS NO LONGER DISPLAYED. MERCHANT WILL COOPERATE WITH AOL'S REASONABLE REQUESTS TO THE EXTENT AOL ELECTS TO IMPLEMENT ANY OF THE FOREGOING ACCESS RESTRICTIONS.

          5. PROMOTIONAL PLACEMENT. MERCHANT ACKNOWLEDGES THAT THE SOLE OBLIGATION OF AOL IS TO DISPLAY THE PROMOTION IN

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THE SHOPPING CHANNEL IN ACCORDANCE WITH THE TERMS AND CONDITION OF THE
AGREEMENT. THE SPECIFIC POSITIONING OF THE PROMOTION ON ANY SCREEN IN THE SHOPPING CHANNEL SHALL BE AS DETERMINED BY AOL CONSISTENT WITH THE EDITORIAL COMPOSITION OF SUCH SCREEN AND THE NATURE OF THE PROMOTION BEING PURCHASED BY MERCHANT. AOL RESERVES THE RIGHT TO REJECT, CANCEL OR REMOVE AT ANY TIME THE PROMOTION FOR ANY REASON WITH FIFTEEN (15) DAYS PRIOR NOTICE TO MERCHANT, AND AOL WILL REFUND TO MERCHANT A PRO-RATA PORTION OF THE FEE ALLOCABLE TO THE DISPLAY OF THE PROMOTION BASED ON THE NUMBER OF DAYS THAT THE PROMOTION WAS DISPLAYED. AOL WILL NOT BE LIABLE IN ANY WAY FOR ANY REJECTION, CANCELLATION OR REMOVAL OF THE PROMOTION. AOL RESERVES THE RIGHT TO REDESIGN OR MODIFY THE ORGANIZATION, NAVIGATION, STRUCTURE, "LOOK AND FEEL" AND OTHER ELEMENTS OF THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE, AT ITS SOLE DISCRETION AT ANY TIME WITHOUT PRIOR NOTICE. IN THE EVENT SUCH MODIFICATIONS MATERIALLY AFFECT THE PLACEMENT OF THE PROMOTION, AOL WILL NOTIFY MERCHANT AND WILL WORK WITH MERCHANT TO DISPLAY THE PROMOTION IN A COMPARABLE LOCATION AND MANNER. IF AOL AND MERCHANT CANNOT REACH AGREEMENT ON A SUBSTITUTE PLACEMENT, MERCHANT WILL HAVE THE RIGHT TO CANCEL THE PROMOTION, UPON SIXTY
(60) DAYS ADVANCE WRITTEN NOTICE TO AOL. IN SUCH CASE, MERCHANT WILL ONLY BE RESPONSIBLE FOR THE PRO-RATA PORTION OF PAYMENTS ATTRIBUTABLE TO THE PERIOD FROM THE EFFECTIVE DATE THROUGH THE END OF THE SIXTY (60) DAY NOTICE PERIOD. MERCHANT MAY NOT RESELL, TRADE, EXCHANGE, BARTER OR BROKER TO ANY THIRD PARTY ANY PROMOTIONAL OR ADVERTISING SPACE WHICH IS THE SUBJECT OF THIS AGREEMENT. MERCHANT WILL NOT BE ENTITLED TO ANY REFUND OR PRORATION FOR DELAYS CAUSED BY MERCHANT'S FAILURE TO DELIVER TO AOL ANY MATERIALS RELATING TO THE PROMOTION.

          6. PRODUCT OFFERING. MERCHANT WILL ENSURE THAT THE MERCHANT SITE GENERALLY INCLUDES ALL OF THE PRODUCTS AND OTHER CONTENT (INCLUDING, WITHOUT LIMITATION, ANY FEATURES, OFFERS, CONTESTS, FUNCTIONALITY OR TECHNOLOGY) THAT ARE THEN MADE AVAILABLE BY OR AN BEHALF OF MERCHANT THROUGH ANY ADDITIONAL MERCHANT SITE.

          7. PRICING AND TERMS. MERCHANT WILL ENSURE THAT (I) THE PRICES FOR PRODUCTS IN THE MERCHANT SITE GENERALLY DO NOT EXCEED THE PRICES FOR THE PRODUCTS OFFERED BY OR ON BEHALF OF

MERCHANT THROUGH ANY ADDITIONAL MERCHANT CHANNEL; AND (II) THE TERMS AND CONDITIONS RELATED TO PRODUCTS IN THE MERCHANT SITE ARE GENERALLY NO LESS FAVORABLE IN ANY RESPECT TO THE TERMS AND CONDITIONS FOR THE PRODUCTS OFFERED BY OR ON BEHALF OF MERCHANT THROUGH ANY ADDITIONAL MERCHANT CHANNEL. FOR PURPOSE OF THIS AGREEMENT MERCHANT CHANNEL MEANS ANY OTHER DISTRIBUTION CHANNEL (E.G., AN INTERACTIVE SERVICE OTHER THAN AOL) THROUGH WHICH MERCHANT MAKES AVAILABLE AN OFFERING COMPARABLE IN NATURE TO THE MERCHANT SITE.

          8. SPECIAL OFFERS. MERCHANT WILL PROMOTE A REASONABLE NUMBER OF SPECIAL OFFERS THROUGH THE MERCHANT SITE (E.G., OFFERS ENABLING AOL USERS TO PURCHASE SPECIFIED PRODUCT(S) AT A SUBSTANTIAL DISCOUNT FROM PRICE OFFERED BY MERCHANT THROUGH OTHER SALES CHANNELS, FREE GIFTS TO AOL USERS UPON THE PURCHASE OF PRODUCT(S), THE AVAILABILITY OF PRODUCT(S) PRIOR TO THEIR AVAILABILITY THROUGH OTHER SALES CHANNELS, AND AOL-BRANDED REWARD OR FREQUENT PURCHASER POINTS TO AOL USERS FOR THE PURCHASE OF PRODUCT(S)) (THE "SPECIAL OFFERS"). MERCHANT WILL PROVIDE AOL WITH REASONABLE PRIOR NOTICE OF SPECIAL OFFERS SO THAT AOL CAN MARKET THE AVAILABILITY OF SUCH SPECIAL OFFERS IN THE MANNER AOL DEEMS APPROPRIATE IN ITS EDITORIAL DISCRETION.

          9. CUSTOMER SERVICE. IT IS THE SOLE RESPONSIBILITY OF MERCHANT TO PROVIDE CUSTOMER SERVICE TO PERSONS OR ENTITIES PURCHASING PRODUCTS THROUGH THE AOL SERVICE, AOL.COM OR THE COMPUSERVE SERVICE ("CUSTOMERS"). MERCHANT WILL BEAR FULL RESPONSIBILITY FOR ALL CUSTOMER SERVICE, INCLUDING WITHOUT LIMITATION, ORDER PROCESSING, BILLING, FULFILLMENT, SHIPMENT, COLLECTION AND OTHER CUSTOMER SERVICE ASSOCIATED WITH ANY PRODUCTS OFFERED, SOLD OR LICENSED THROUGH EACH MERCHANT SITE, AND AOL WILL HAVE NO OBLIGATIONS WHATSOEVER WITH RESPECT THERETO. MERCHANT WILL RECEIVE ALL EMAILS FROM CUSTOMERS VIA A COMPUTER AVAILABLE TO MERCHANT'S CUSTOMER SERVICE STAFF AND GENERALLY RESPOND TO SUCH EMAILS WITHIN ONE BUSINESS DAY OF RECEIPT.
MERCHANT WILL RECEIVE ALL ORDERS ELECTRONICALLY AND GENERALLY PROCESS ALL ORDERS WITHIN ONE BUSINESS DAY OF RECEIPT, PROVIDED PRODUCTS ORDERED ARE NOT ADVANCE ORDER ITEMS. MERCHANT WILL ENSURE THAT ALL ORDERS OF PRODUCTS ARE RECEIVED, PROCESSED, FULFILLED AND DELIVERED ON A TIMELY AND PROFESSIONAL BASIS. MERCHANT WILL OFFER AOL USERS WHO PURCHASE PRODUCTS THROUGH SUCH THE MERCHANT SITE A MONEY-

BACK SATISFACTION GUARANTEE. MERCHANT WILL BEAR ALL RESPONSIBILITY FOR COMPLIANCE WITH FEDERAL, STATE AND LOCAL LAWS IN THE EVENT THAT PRODUCTS ARE OUT OF STOCK OR ARE NO LONGER AVAILABLE AT THE TIME AN ORDER IS RECEIVED. MERCHANT WILL ALSO COMPLY WITH THE REQUIREMENTS OF ANY FEDERAL, STATE OR LOCAL CONSUMER PROTECTION OR DISCLOSURE LAW. PAYMENT FOR PRODUCTS WILL BE COLLECTED BY MERCHANT DIRECTLY FROM CUSTOMERS. MERCHANT'S ORDER FULFILLMENT OPERATION WILL BE SUBJECT TO AOL'S REASONABLE REVIEW.

          10. LAUNCH DATES. IN THE EVENT THAT ANY TERMS CONTAINED HEREIN RELATE TO OR DEPEND ON THE COMMERCIAL LAUNCH DATE OF THE ONLINE AREA OR OTHER PROPERTY CONTEMPLATED BY THIS AGREEMENT (THE "LAUNCH DATE"), THEN IT IS THE INTENTION OF THE PARTIES TO RECORD SUCH LAUNCH DATE IN A WRITTEN INSTRUMENT SIGNED BY BOTH PARTIES PROMPTLY FOLLOWING SUCH LAUNCH DATE; PROVIDED THAT, IN THE ABSENCE OF SUCH A WRITTEN INSTRUMENT THE LAUNCH DATE WILL BE AS REASONABLY DETERMINED BY AOL BASED ON THE INFORMATION AVAILABLE TO AOL.

          11. MERCHANT CERTIFICATION PROGRAM. MERCHANT WILL PARTICIPATE IN ANY GENERALLY APPLICABLE "CERTIFIED MERCHANT" PROGRAM OPERATED BY AOL OR ITS AUTHORIZED AGENTS OR CONTRACTORS. SUCH PROGRAM MAY REQUIRE MERCHANT PARTICIPANTS ON AN ONGOING BASIS TO MEET CERTAIN REASONABLE STANDARDS RELATING TO PROVISION OF ELECTRONIC COMMERCE THROUGH THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE AND MAY ALSO REQUIRE THE PAYMENT OF CERTAIN REASONABLE CERTIFICATION FEES TO AOL OR ITS AUTHORIZED AGENTS OF CONTRACTORS OPERATING THE PROGRAM. MERCHANT AGREES TO (I) PARTICIPATE IN THE BIZRATE-REGISTERED TRADEMARK- PROGRAM, A SERVICE OFFERED BY BINARY COMPASS ENTERPRISES, INC. (BCE), WHICH PROVIDES OPT-IN SATISFACTION SURVEYS TO USERS WHO PURCHASE PRODUCTS THROUGH SUCH MERCHANT SITE, OR SUCH OTHER PROVIDER OF SUCH SERVICES AS AOL MAY DESIGNATE OR APPROVE FROM TIME TO TIME, AND (II) PROVIDE A LINK TO BIZRATE'S THEN-CURRENT STANDARD SURVEY FORMS. OR SUCH OTHER SURVEY FORMS OFFERED BY ANY OTHER PARTY THAT AOL MAY REASONABLY DESIGNATE OR APPROVE FROM TIME TO TIME. MERCHANT PARTICIPATION SHALL BE BASED UPON A SEPARATE WRITTEN AGREEMENT WHICH MERCHANT WILL ENTER INTO WITH BCE, OR OTHER SUCH PARTY REASONABLY DESIGNATED OR APPROVED BY AOL. MERCHANT HEREBY AUTHORIZES BCE TO PROVIDE TO AOL ANY AND ALL

REPORTS PROVIDED TO MERCHANT BY BCE, OR OTHER THIRD PARTY PROVIDING SUCH SERVICES. AND AGREES TO PROVIDE WRITTEN NOTICE OF SUCH AUTHORIZATION TO BCE, OR SUCH OTHER THIRD PARTY.

                                   EXHIBIT C
                     STANDARD LEGAL TERMS AND CONDITIONS

          1. PRODUCTION AND TECHNICAL SERVICES. UNLESS EXPRESSLY PROVIDED FOR ELSEWHERE IN THE SHOPPING CHANNEL PROMOTIONAL AGREEMENT WHICH HAS BEEN EXECUTED BY AOL AND MERCHANT (THE "PROMOTIONAL AGREEMENT" AND COLLECTIVELY WITH THESE STANDARD LEGAL TERMS AND CONDITIONS THE "AGREEMENT") AGREEMENT,
(I) AOL WILL HAVE NO OBLIGATION TO PROVIDE ANY CREATIVE, DESIGN, TECHNICAL OR PRODUCTION SERVICES TO MERCHANT AND (II) THE NATURE AND EXTENT OF ANY SUCH SERVICES WHICH AOL MAY PROVIDE TO MERCHANT WILL BE AS DETERMINED BY AOL IN ITS SOLE DISCRETION. THE TERMS REGARDING ANY CREATIVE DESIGN, TECHNICAL OR PRODUCTIONS SERVICES PROVIDED BY AOL TO MERCHANT WILL BE AS MUTUALLY AGREED UPON BY THE PARTIES IN A SEPARATE WRITTEN WORK ORDER.

          2. AOL ACCOUNTS. TO THE EXTENT MERCHANT HAS BEEN GRANTED ANY AOL ACCOUNTS, MERCHANT WILL BE RESPONSIBLE FOR THE ACTIONS TAKEN UNDER OR THROUGH ITS ACCOUNTS, WHICH ACTIONS ARE SUBJECT TO AOL'S APPLICABLE TERMS OF SERVICE AND FOR ANY SURCHARGES, INCLUDING, WITHOUT LIMITATION, ALL PREMIUM CHARGES, TRANSACTION CHARGES, AND ANY APPLICABLE COMMUNICATION SURCHARGES INCURRED BY ANY ACCOUNT ISSUED TO MERCHANT. UPON THE TERMINATION OF THIS AGREEMENT, ALL SUCH ACCOUNTS, RELATED SCREEN NAMES AND ANY ASSOCIATED USAGE CREDITS OR SIMILAR RIGHTS WILL AUTOMATICALLY TERMINATE. AOL WILL HAVE NO LIABILITY FOR LOSS OF ANY DATA OR CONTENT RELATED TO THE PROPER TERMINATION OF ANY SUCH ACCOUNT.

          3. TAXES. MERCHANT WILL COLLECT AND PAY AND INDEMNIFY AND HOLD AOL HARMLESS FROM, ANY SALES, USE, EXCISE, IMPORT OR EXPORT VALUE ADDED OR SIMILAR TAX OR DUTY NOT BASED ON AOL'S NET INCOME, INCLUDING ANY PENALTIES AND INTEREST, AS WELL AS ANY COSTS ASSOCIATED WITH THE COLLECTION OR WITHHOLDING THEREOF, INCLUDING ATTORNEYS' FEES.

          4. PROMOTIONAL MATERIALS/PRESS RELEASES. EACH PARTY WILL SUBMIT TO THE OTHER PARTY, FOR ITS PRIOR WRITTEN APPROVAL, WHICH WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, ANY MARKETING, ADVERTISING, AND ALL OTHER PROMOTIONAL MATERIALS

RELATED TO THE MERCHANT SITE AND/OR REFERENCING THE OTHER PARTY AND/OR ITS TRADE NAMES, TRADEMARKS, AND SERVICE MARKS; PROVIDED, HOWEVER, THAT (A) EITHER PARTY'S USE OF SCREEN SHOTS OF THE MERCHANT SITE FOR PROMOTIONAL PURPOSES AND (B) EITHER PARTY'S REFERENCE TO THE FACT OF THE PARTIES' CONTRACTUAL RELATIONSHIP RELATING TO THE SHOPPING CHANNEL WILL NOT REQUIRE THE APPROVAL OF THE OTHER PARTY SO LONG AS, IN THE CASE OF (A), THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE (AS APPLICABLE) IS CLEARLY IDENTIFIED AS THE SOURCE OF SUCH SCREEN SHOTS. MERCHANT WILL NOT (I) ISSUE ANY PRESS RELEASE, PROMOTIONS OR PUBLIC STATEMENTS CONCERNING THE EXISTENCE OR TERMS OF THE AGREEMENT OR (II) USE, DISPLAY OR MODIFY AOL'S TRADEMARKS, TRADENAMES OR SERVICEMARKS IN ANY MANNER, ABSENT AOL'S EXPRESS PRIOR WRITTEN APPROVAL. NOTWITHSTANDING THE FOREGOING, (A) EITHER PARTY MAY ISSUE PRESS RELEASES AND OTHER DISCLOSURES AS REQUIRED BY LAW, OR AS REASONABLY ADVISED BY LEGAL COUNSEL WITHOUT THE CONSENT OF THE OTHER PARTY AND IN SUCH EVENT, PROMPT NOTICE THEREOF WILL BE PROVIDED TO THE OTHER PARTY AND (B) FOLLOWING THE INITIAL PUBLIC ANNOUNCEMENT OF THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES IN ACCORDANCE WITH THE APPROVAL AND OTHER REQUIREMENTS CONTAINED HEREIN, EITHER PARTY'S SUBSEQUENT FACTUAL REFERENCE TO THE EXISTENCE OF A BUSINESS RELATIONSHIP BETWEEN THE PARTIES WILL NOT REQUIRE THE APPROVAL OF THE OTHER PARTY.

          5. REPRESENTATIONS AND WARRANTIES. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT: (I) SUCH PARTY HAS THE FULL CORPORATE RIGHT, POWER AND AUTHORITY TO ENTER INTO THE AGREEMENT AND TO PERFORM THE ACTS REQUIRED OF IT HEREUNDER; (II) THE EXECUTION OF THE AGREEMENT BY SUCH PARTY, AND THE PERFORMANCE OF SUCH PARTY OF ITS OBLIGATIONS AND DUTIES HEREUNDER DO NOT AND WILL NOT VIOLATE ANY AGREEMENT TO WHICH SUCH PARTY IS A PARTY OR BY WHICH IT IS OTHERWISE BOUND; (III) WHEN EXECUTED AND DELIVERED BY SUCH PARTY, THE AGREEMENT WILL CONSTITUTE THE LEGAL, VALID AND BINDING OBLIGATION OF SUCH PARTY, ENFORCEABLE AGAINST SUCH PARTY IN ACCORDANCE WITH ITS TERMS; AND (IV) SUCH PARTY ACKNOWLEDGES THAT THE OTHER PARTY MAKES NO REPRESENTATIONS, WARRANTIES OR AGREEMENTS RELATED TO THE SUBJECT MATTER HEREOF THAT ARE NOT EXPRESSLY PROVIDED FOR THE AGREEMENT.

          6. LICENSE. MERCHANT HEREBY GRANTS AOL A NON-EXCLUSIVE WORLDWIDE LICENSE TO MARKET, LICENSE, DISTRIBUTE, REPRODUCE, DISPLAY, PERFORM, TRANSMIT AND PROMOTE THE MERCHANT SITE AND ALL CONTENT PRODUCTS AND SERVICES OFFERED THEREIN OR OTHERWISE PROVIDED BY MERCHANT IN CONNECTION HEREWITH (E.G., OFFLINE OR ONLINE PROMOTION CONTENT, PROMOTIONS, ETC.) THROUGH THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE AND THROUGH ANY OTHER PRODUCT OR SERVICE OWNED, OPERATED, DISTRIBUTED OR AUTHORIZED TO BE DISTRIBUTED BY OR THROUGH AOL ON ITS AFFILIATES WORLDWIDE THROUGH WHICH SUCH PARTY ELECTS TO OFFER THE MERCHANT SITE (WHICH MAY INCLUDE, WITHOUT LIMITATION, INTERNET SITES PROMOTING AOL PRODUCTS AND SERVICES AND ANY "OFFLINE" INFORMATION BROWSING PRODUCTS OF AOL OR ITS AFFILIATES). USERS OF THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE (AS APPLICABLE) ("AOL USERS") WILL HAVE THE RIGHT TO ACCESS AND USE THE MERCHANT SITE. SUBJECT TO SUCH LICENSE, MERCHANT RETAINS ALL RIGHT, TITLE TO AND INTEREST IN THE MERCHANT SITE. DURING THE TERM, AOL WILL HAVE THE RIGHT TO USE MERCHANT'S TRADEMARKS, TRADE NAMES AND SERVICE MARKS IN CONNECTION WITH PERFORMANCE OF THIS AGREEMENT, SUBJECT TO ANY WRITTEN GUIDELINES PROVIDED IN WRITING TO AOL.

          7. CONFIDENTIALITY. EACH PARTY ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION MAY BE DISCLOSED TO THE OTHER PARTY DURING THE COURSE OF THIS AGREEMENT. EACH PARTY AGREES THAT IT WILL TAKE REASONABLE STEPS, AT LEAST SUBSTANTIALLY EQUIVALENT TO THE STEPS IT TAKES TO PROJECT ITS OWN PROPRIETARY INFORMATION, DURING THE TERM OF THIS AGREEMENT, AND FOR A PERIOD OF THREE YEARS FOLLOWING EXPIRATION OR TERMINATION OF THIS AGREEMENT, TO PREVENT THE DUPLICATION OR DISCLOSURE OF CONFIDENTIAL INFORMATION OF THE OTHER PARTY, OTHER THAN BY OR TO ITS EMPLOYEES OR AGENTS WHO MUST HAVE ACCESS TO SUCH CONFIDENTIAL INFORMATION TO PERFORM SUCH PARTY'S OBLIGATIONS HEREUNDER, WHO WILL EACH AGREE TO COMPLY WITH THIS PROVISION. "CONFIDENTIAL INFORMATION" MEANS ANY INFORMATION RELATING TO OR DISCLOSED IN THE COURSE OF THE AGREEMENT, WHICH IS OR SHOULD BE REASONABLY UNDERSTOOD TO BE CONFIDENTIAL OR PROPRIETARY TO THE DISCLOSING PARTY, INCLUDING, BUT NOT LIMITED TO, THE MATERIAL TERMS OF THIS AGREEMENT, INFORMATION ABOUT AOL USERS, TECHNICAL PROCESSES AND FORMULAS, SOURCE CODES, PRODUCT DESIGNS, SALES, COST AND OTHER UNPUBLISHED FINANCIAL INFORMATION, PRODUCT AND BUSINESS PLANS, PROJECTIONS,

AND MARKETING DATA.  "CONFIDENTIAL INFORMATION" WILL NOT INCLUDE INFORMATION
(A) ALREADY LAWFULLY KNOWN TO OR INDEPENDENTLY DEVELOPED BY THE RECEIVING PARTY, (B) DISCLOSED IN PUBLISHED MATERIALS, (C) GENERALLY KNOWN TO THE PUBLIC, (D) LAWFULLY OBTAINED FROM ANY THIRD PARTY, OR (E) REQUIRED OR REASONABLY ADVISED TO BE DISCLOSED BY LAW.

          8.   LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION.

               (A) LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE COMPUSERVE SERVICE OR THE MERCHANT SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO PARAGRAPH (C) BELOW. EXCEPT AS PROVIDED TO PARAGRAPH (C) BELOW, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) AOL WILL NOT BE LIABLE TO MERCHANT UNDER THE AGREEMENT FOR MORE THAN THE AMOUNTS THEN PAID TO AOL BY MERCHANT HEREUNDER.

               (B) NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING AOL.COM, THE AOL SERVICE OR NETWORK, THE COMPUSERVE SERVICE OR THE MERCHANT SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE PROFITABILITY OF THE MERCHANT SITE, (II) THE NUMBER OF PERSONS WHO WILL ACCESS OR "CLICK THROUGH" THE PROMOTION, (III) ANY BENEFIT MERCHANT MIGHT OBTAIN FROM INCLUDING THE PROMOTION WITHIN THE AOL SERVICE, AOL.COM OR THE COMPUSERVE SERVICE OR (IV) THE FUNCTIONALITY,

PERFORMANCE OR OPERATION OF THE AOL OR COMPUSERVE SERVICES WITH RESPECT TO THE PROMOTION.

               (C) INDEMNITY. Either Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of the Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party.

               (D) CLAIMS. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and
(ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party.
The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

               (E) ACKNOWLEDGMENT. AOL and MERCHANT each acknowledge that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in the Agreement are intended to limit the circumstances and extent of liability. The provisions in paragraphs (a) through (d) above and this paragraph (e) will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

          9.   SOLICITATION OF SUBSCRIBERS.

               (a) MERCHANT will not send unsolicited, commercial e-mail through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail is being sent has voluntarily either (i) engaged in a transaction with MERCHANT or
(ii) provided information to MERCHANT through a contest, registration, on other communication, which included notice to the AOL User that the information provided could result in commercial e-mail being sent to that AOL User by MERCHANT or its agents. More generally, any commercial e-mail to be sent through or into AOL's products or service shall be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through the AOL service in question) and the limitations set forth in Exhibit B.

               (b) MERCHANT shall ensure that its collection, use and disclosure of Information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy."

               (c) MERCHANT will not disclose User Information to any third party in a manner that identifies AOL User as end users of an AOL product or service or use User Information collected under this Agreement to market an interactive Service competitive with AOL; provided that the restrictions in this subsection (c) shall not restrict MERCHANT's use of any information collected independently of this Agreement. For the purpose of this Agreement, the term "Interactive Service Provider" shall mean and refer to an entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service); (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

          10. AOL USER COMMUNICATIONS. TO THE EXTENT MERCHANT SENDS ANY FORM OF COMMUNICATIONS TO AOL USERS, MERCHANT WILL PROMOTE THE MERCHANT SITE AS THE LOCATION AT WHICH TO PURCHASE PRODUCTS (AS COMPARED TO ANY MORE GENERAL OR OTHER SITE OR LOCATION). IN ADDITION, IN ANY COMMUNICATION TO AOL USERS OR ON THE MERCHANT SITE, MERCHANT WILL NOT ENCOURAGE AOL USERS TO TAKE ANY ACTION INCONSISTENT WITH THE SCOPE AND

PURPOSE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE FOLLOWING
ACTIONS: (A) USING INTERACTIVE SITES; OTHER THAN THE MERCHANT SITE; (B) BOOKMARKING OF OTHER INTERACTIVE SITES, (C) CHANGING THE DEFAULT HOME PAGE ON THE AOL BROWSER; OR (D) USING ANY INTERACTIVE SERVICE OTHER THAN THE AOL AND COMPUSERVE SERVICES.

          11. NAVIGATION TOOLS. THE KEYWORD-TM- ONLINE SEARCH TERMS MADE AVAILABLE ON THE AOL SERVICE FOR USE BY AOL MEMBERS, COMBINING AOL'S KEYWORD-TM- ONLINE SEARCH MODIFIER WITH A TERM OR PHRASE SPECIFICALLY RELATED TO MERCHANT (AND DETERMINED IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT). ANY KEYWORD SEARCH TERMS TO BE DIRECTED TO MERCHANT'S SITE SHALL BE (I) SUBJECT TO AVAILABILITY AND (II) LIMITED TO THE COMBINATION OF THE KEYWORD-TM- SEARCH MODIFIER COMBINED WITH A REGISTERED TRADEMARK OF MERCHANT. AOL RESERVES THE RIGHT AT ANY TIME TO REVOKE MERCHANT'S USE OF ANY KEYWORDS THAT ARE NOT REGISTERED TRADEMARKS OF MERCHANT. MERCHANT ACKNOWLEDGES THAT ITS UTILIZATION OF A KEYWORD SEARCH TERM WILL NOT CREATE IN IT, NOR WILL IT REPRESENT IT HAS, ANY RIGHT, TITLE OR INTEREST IN OR TO SUCH KEYWORD SEARCH TERM, OTHER THAN THE RIGHT, TITLE AND INTEREST MERCHANT HOLDS IN MERCHANT'S REGISTERED TRADEMARK INDEPENDENT OF THE KEYWORD SEARCH TERM. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MERCHANT WILL NOT: (A) ATTEMPT TO REGISTER OR OTHERWISE OBTAIN TRADEMARK OR COPYRIGHT PROTECTION IN THE KEYWORD SEARCH TERM; OR (B) USE THE KEYWORD SEARCH TERM, EXCEPT FOR THE PURPOSES EXPRESSLY REQUIRED OR PERMITTED UNDER THIS AGREEMENT. TO THE EXTENT AOL ALLOWS AOL USERS TO "BOOKMARK" THE URL OR OTHER LOCATOR FOR THE MERCHANT SITE, SUCH BOOKMARKS WILL BE SUBJECT TO AOL'S CONTROL AT ALL TIMES. UPON THE TERMINATION OF THIS AGREEMENT, MERCHANT'S RIGHTS TO ANY KEYWORDS AND BOOKMARKING WILL TERMINATE. FOR PURPOSES OF THIS AGREEMENT, "KEYWORD SEARCH TERMS" SHALL MEAN THE KEYWORD-TM- ONLINE SEARCH TERMS MADE AVAILABLE ON THE AOL SERVICE FOR USE BY AOL MEMBERS, COMBINING AOL'S KEYWORD-TM- ONLINE SEARCH MODIFIER WITH A TERM OR PHRASE SPECIFICALLY RELATED TO MERCHANT (AND DETERMINED IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT).

          12. MISCELLANEOUS. NEITHER PARTY WILL BE LIABLE FOR, OR BE CONSIDERED IN BREACH OF OR DEFAULT UNDER THE AGREEMENT ON ACCOUNT OF, ANY DELAY OR FAILURE TO PERFORM AS REQUIRED BY THE

AGREEMENT (EXCEPT WITH RESPECT TO PAYMENT OBLIGATIONS) AS A RESULT OF ANY CAUSES OR CONDITIONS WHICH ARE BEYOND SUCH PARTY'S REASONABLE CONTROL AND WHICH SUCH PARTY IS UNABLE TO OVERCOME BY THE EXERCISE OF REASONABLE DILIGENCE. MERCHANT'S RIGHTS, DUTIES, AND OBLIGATIONS UNDER THE AGREEMENT ARE NOT TRANSFERABLE. THE PARTIES TO THE AGREEMENT ARE INDEPENDENT CONTRACTORS. NEITHER PARTY IS AN AGENT, REPRESENTATIVE OR PARTNER OF THE OTHER PARTY. NEITHER PARTY WILL HAVE ANY RIGHT, POWER OR AUTHORITY TO ENTER INTO ANY AGREEMENT FOR OR ON BEHALF OF, OR INCUR ANY OBLIGATION OR LIABILITY OF, OR TO OTHERWISE BIND, THE OTHER PARTY. THE FAILURE OF EITHER PARTY TO INSIST UPON OR ENFORCE STRICT PERFORMANCE BY THE OTHER PARTY OF ANY PROVISION OF THE AGREEMENT OR TO EXERCISE ANY RIGHT UNDER THE AGREEMENT WILL NOT BE CONSTRUED AS A WAIVER OR RELINQUISHMENT TO ANY EXTENT OF SUCH PARTY'S RIGHT TO ASSERT OR RELY UPON ANY SUCH PROVISION OR RIGHT IN THAT OR ANY OTHER INSTANCE; RATHER, THE SAME WILL BE AND REMAIN IN FULL FORCE AND EFFECT. SECTIONS 3, 4, 7, 8, 9, 10, 11 AND 12 OF THESE STANDARD LEGAL TERMS AND CONDITIONS WILL SURVIVE THE COMPLETION, EXPIRATION, TERMINATION OR CANCELLATION OF THE PROMOTIONAL AGREEMENT. EITHER PARTY MAY TERMINATE THE AGREEMENT AT ANY TIME WITH WRITTEN NOTICE TO THE OTHER PARTY IN THE EVENT OF A MATERIAL BREACH OF THE AGREEMENT BY THE OTHER PARTY, WHICH REMAINS UNCURED AFTER THIRTY DAYS WRITTEN NOTICE THEREOF. ANY NOTICE, APPROVAL, REQUEST, AUTHORIZATION, DIRECTION OR OTHER COMMUNICATION UNDER THIS AGREEMENT WILL BE GIVEN IN WRITING AND WILL BE DEEMED TO HAVE BEEN DELIVERED AND GIVEN FOR ALL PURPOSES (I) ON THE DELIVERY DATE IF DELIVERED BY ELECTRONIC MAIL ON AOL'S NETWORK OR SYSTEMS (TO SCREENNAME "AOLNOTICE@AOL.COM" IN THE CASE OF AOL) OR BY CONFIRMED FACSIMILE; (II) ON THE DELIVERY DATE IF DELIVERED PERSONALLY TO THE PARTY TO WHOM THE SAME IS DIRECTED; (III) ONE BUSINESS DAY AFTER DEPOSIT WITH A COMMERCIAL OVERNIGHT CARRIER, WITH WRITTEN VERIFICATION OF RECEIPT; OR
(IV) FIVE BUSINESS DAYS AFTER THE MAILING DATE, WHETHER OR NOT ACTUALLY RECEIVED, IF SENT BY U.S. MAIL, RETURN RECEIPT REQUESTED, POSTAGE AND CHARGES PREPAID, OR ANY OTHER MEANS OF RAPID MAIL DELIVERY FOR WHICH A RECEIPT IS AVAILABLE. IN THE CASE OF AOL, SUCH NOTICE WILL BE PROVIDED TO BOTH THE SENIOR VICE PRESIDENT FOR BUSINESS AFFAIRS (FAX NO. 703-265-1206) AND THE DEPUTY GENERAL COUNSEL (FAX NO. 703-265-1105), EACH AT THE ADDRESS OF AOL SET FORTH IN THE FIRST

PARAGRAPH OF THIS AGREEMENT. IN THE CASE OF MERCHANT, EXCEPT AS OTHERWISE SPECIFIED HEREIN, THE NOTICE ADDRESS WILL BE THE ADDRESS FOR MERCHANT SET FORTH IN THE FIRST PARAGRAPH OF THIS AGREEMENT WITH THE OTHER RELEVANT NOTICE INFORMATION, INCLUDING THE RECIPIENT FOR NOTICE AND, AS APPLICABLE, SUCH RECIPIENT'S FAX NUMBER OR AOL EMAIL ADDRESS, TO BE AS REASONABLY IDENTIFIED BY AOL. THE AGREEMENT SETS FORTH THE ENTIRE AGREEMENT BETWEEN MERCHANT AND AOL, AND SUPERSEDES ANY AND ALL PRIOR AGREEMENTS OF AOL OR MERCHANT WITH RESPECT TO THE TRANSACTIONS SET FORTH HEREIN, BUT MAKES EXCEPTION FOR THE CONTINUANCE OF THE TERMS ESTABLISHED IN THE ADDENDUM TO LICENSE STAR SOFTWARE WHICH SHALL REMAIN IN FULL FORCE AND EFFECT FOR THE DURATION OF THIS AGREEMENT. NO CHANGE, AMENDMENT OR MODIFICATION OF ANY PROVISION OF THE AGREEMENT WILL BE VALID UNLESS SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY SUBJECT TO ENFORCEMENT OF SUCH AMENDMENT. MERCHANT WILL PROMPTLY INFORM AOL OF ANY INFORMATION RELATED TO THE MERCHANT SITE WHICH COULD REASONABLY LEAD TO A CLAIM, DEMAND, OR LIABILITY OF OR AGAINST AOL AND/OR ITS AFFILIATES BY ANY THIRD PARTY. MERCHANT WILL NOT ASSIGN THIS AGREEMENT OR ANY RIGHT, INTEREST OR BENEFIT UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF AOL. ASSUMPTION OF THE AGREEMENT BY ANY SUCCESSOR TO MERCHANT (INCLUDING, WITHOUT LIMITATION, BY WAY OF MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL OF MERCHANT'S STOCK OR ASSETS) WILL BE SUBJECT TO AOL'S PRIOR WRITTEN APPROVAL. SUBJECT TO THE FOREGOING, THIS AGREEMENT WILL BE FULLY BINDING UPON, INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. EXCEPT WHERE OTHERWISE SPECIFIED HEREIN, THE RIGHTS AND REMEDIES GRANTED TO A PARTY UNDER THE AGREEMENT ARE CUMULATIVE AND IN ADDITION TO, AND NOT IN LIEU OF, ANY OTHER RIGHTS OR REMEDIES WHICH THE PARTY MAY POSSESS AT LAW OR IN EQUITY. IN THE EVENT THAT ANY PROVISION OF THE AGREEMENT IS HELD INVALID BY A COURT WITH JURISDICTION OVER THE PARTIES TO THE AGREEMENT, (I) SUCH PROVISION WILL BE DEEMED TO BE RESTATED TO REFLECT AS NEARLY AS POSSIBLE THE ORIGINAL INTENTIONS OF THE PARTIES IN ACCORDANCE WITH APPLICABLE LAW AND (II) THE REMAINING TERMS, PROVISIONS, COVENANTS AND RESTRICTIONS OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT. THE AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH

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

OF WHICH WILL BE DEEMED AN ORIGINAL AND ALL OF WHICH TOGETHER WILL CONSTITUTE ONE AND THE SAME DOCUMENT. THE AGREEMENT WILL BE INTERPRETED, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCEPT FOR ITS CONFLICTS OF LAWS PRINCIPLES. MERCHANT HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND THE FEDERAL COURTS THEREIN IN CONNECTION WITH ANY ACTION ARISING UNDER THIS AGREEMENT.

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

                                   EXHIBIT D
                                   OPERATIONS

          1. CAPACITY. MERCHANT WILL BE RESPONSIBLE FOR ALL COMMUNICATIONS, HOSTING AND CONNECTIVITY COSTS AND EXPENSES ASSOCIATED WITH THE MERCHANT SITE. MERCHANT WILL PROVIDE ALL HARDWARE, SOFTWARE, TELECOMMUNICATIONS LINES AND OTHER INFRASTRUCTURE NECESSARY TO MEET TRAFFIC DEMANDS ON THE MERCHANT SITE FROM THE AOL SERVICE, AOL.COM AND THE COMPUSERVE SERVICE, EXCEPT FOR THE PROPRIETARY CLIENT SOFTWARE NECESSARY TO ACCESS THE AOL AND COMPUSERVE SERVICES. IN THE EVENT THAT MERCHANT FAILS TO PROVIDE THE REQUISITE INFRASTRUCTURE, AOL WILL HAVE THE RIGHT TO REGULATE THE PROMOTIONS IT PROVIDES TO MERCHANT HEREUNDER TO THE EXTENT NECESSARY TO MINIMIZE USER DELAYS UNTIL SUCH TIME AS MERCHANT CORRECTS ITS INFRASTRUCTURE DEFICIENCIES. IN THE EVENT THAT MERCHANT ELECTS TO CREATE A CUSTOM VERSION OF THE MERCHANT SITE IN ORDER TO COMPLY WITH THE TERMS OF THIS AGREEMENT, MERCHANT WILL BEAR RESPONSIBILITY FOR THE IMPLEMENTATION, MANAGEMENT AND COST OF SUCH MIRRORED SITE.

          2. OPTIMIZATION; SPEED. MERCHANT WILL USE COMMERCIALLY REASONABLE EFFORTS TO ENSURE THAT: (A) THE FUNCTIONALITY AND FEATURES WITHIN THE MERCHANT SITE ARE OPTIMIZED FOR THE CLIENT SOFTWARE THEN IN USE BY AOL USERS; AND (B) THE MERCHANT SITE IS DESIGNED AND POPULATED IN A MANNER THAT MINIMIZES DELAYS WHEN AOL USERS ATTEMPT TO ACCESS SUCH SITE. AT A MINIMUM, MERCHANT WILL ENSURE THAT THE MERCHANT SITE'S DATA TRANSFERS INITIATE WITHIN FEWER THAN FIFTEEN (15) SECONDS ON AVERAGE.

          3. SERVICE LEVEL RESPONSE. MERCHANT AGREES TO USE COMMERCIALLY REASONABLE EFFORTS TO ADDRESS MATERIAL TECHNICAL PROBLEMS (OVER WHICH MERCHANT EXERCISES CONTROL) AFFECTING USE BY AOL USERS OF THE MERCHANT SITE (A "MERCHANT TECHNICAL PROBLEM") PROMPTLY FOLLOWING NOTICE THEREOF. IN THE EVENT THAT AOL HAS RECEIVED SUBSTANTIAL AOL MEMBER COMPLAINTS REGARDING A MERCHANT TECHNICAL PROBLEM BASED ON MERCHANT'S FAILURE TO SATISFY A SITE OPERATING STANDARD SPECIFIED IN THIS AGREEMENT (AND MERCHANT IS UNABLE TO PROMPTLY RESOLVE SUCH MERCHANT TECHNICAL PROBLEM FOLLOWING NOTICE THEREOF), AOL WILL HAVE THE RIGHT TO REGULATE THE

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

PROMOTIONS IT PROVIDES TO MERCHANT HEREUNDER UNTIL SUCH TIME AS MERCHANT CORRECTS THE MERCHANT TECHNICAL PROBLEM AT ISSUE).

          4. MONITORING. MERCHANT WILL ENSURE THAT THE PERFORMANCE AND AVAILABILITY OF THE MERCHANT SITE IS MONITORED ON A CONTINUOUS BASIS. MERCHANT WILL PROVIDE ESCALATION PROCEDURES (E.G., CONTACT NAMES AND NOTIFICATION MECHANISMS) FOR USE IN CONNECTION WITH TECHNICAL PROBLEMS, AS DESCRIBED MORE FULLY ABOVE.

          5. SECURITY. MERCHANT WILL UTILIZE INTERNET STANDARD ENCRYPTION TECHNOLOGIES (E.G., SECURE SOCKET LAYER -- SSL) TO PROVIDE A SECURE ENVIRONMENT FOR CONDUCTING TRANSACTIONS AND/OR TRANSFERRING PRIVATE MEMBER INFORMATION (E.G., CREDIT CARD NUMBERS, BANKING/FINANCIAL INFORMATION, AND MEMBER ADDRESS INFORMATION). MERCHANT WILL FACILITATE PERIODIC REVIEWS OF THE MERCHANT SITE BY AOL IN ORDER TO EVALUATE THE SECURITY RISKS OF SUCH SITE. MERCHANT WILL FIX ANY SECURITY RISKS OR BREACHES OF SECURITY AS MAY BE IDENTIFIED BY AOL'S OPERATIONS SECURITY.

          6.   TECHNICAL PERFORMANCE.

               (i) MERCHANT will design the Merchant Site to support the Windows version of the Microsoft Internet Explorer 3.0 and 4.0 browser, the Macintosh version of the Microsoft Internet Explorer 3.0, and make commercially reasonable efforts to support all other AOL browsers listed at:
"http://webmaster.info.aol.com/BrowTable.html."

               (ii) To the extent MERCHANT creates customized pages on the Merchant Site for AOL Members, MERCHANT will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at
"http://webmaster.info.aol.com/Brow2Text.html."

               (iii) MERCHANT will periodically review the technical information made available by AOL at http://webmaster.info.aol.com/CacheText.html."

               (iv) MERCHANT will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 (available at "http:/ds.internic.net/rfc/rfc1945.text") and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com/CacheText.html.

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

               (v) PRIOR TO RELEASING MATERIAL, NEW FUNCTIONALITY OR FEATURES THROUGH THE MERCHANT SITE ("NEW FUNCTIONALITY") MERCHANT WILL USE COMMERCIALLY REASONABLE EFFORTS TO EITHER (i) TEST THE NEW FUNCTIONALITY TO CONFIRM ITS COMPATIBILITY WITH AOL SERVICE CLIENT SOFTWARE OR (ii) PROVIDE AOL WITH WRITTEN NOTICE OF THE NEW FUNCTIONALITY SO THAT AOL CAN PERFORM TESTS OF THE NEW FUNCTIONALITY TO CONFIRM ITS COMPATIBILITY WITH THE AOL SERVICE CLIENT SOFTWARE.

     7. AOL INTERNET PRODUCTS PARTNER SUPPORT. AOL WILL PROVIDE MERCHANT WITH ACCESS TO THE STANDARD ONLINE RESOURCES, STANDARDS AND GUIDELINES DOCUMENTATION, TECHNICAL PHONE SUPPORT, MONITORING AND AFTER-HOURS ASSISTANCE THAT AOL MAKES GENERALLY AVAILABLE TO SIMILARLY SITUATED WEB-BASED PARTNERS. AOL SUPPORT WILL NOT, IN ANY CASE, BE INVOLVED WITH CONTENT CREATION ON BEHALF OF MERCHANT OR SUPPORT FOR ANY TECHNOLOGIES, DATABASES, SOFTWARE OR OTHER APPLICATIONS WHICH ARE NOT SUPPORTED BY AOL OR ARE RELATED TO ANY MERCHANT AREA OTHER THAN THE MERCHANT SITE. SUPPORT TO BE PROVIDED BY AOL IS CONTINGENT ON MERCHANT PROVIDING TO AOL DEMO ACCOUNT INFORMATION (WHERE APPLICABLE), A DETAILED DESCRIPTION OF THE MERCHANT SITE'S SOFTWARE, HARDWARE AND NETWORK ARCHITECTURE AND ACCESS TO THE MERCHANT SITE FOR PURPOSES OF SUCH PERFORMANCE AND LOAD TESTING AS AOL ELECTS TO CONDUCT. AS DESCRIBED ELSEWHERE IN THIS AGREEMENT, MERCHANT IS FULLY RESPONSIBLE FOR ALL ASPECTS OF HOSTING AND ADMINISTRATION OF THE MERCHANT SITE AND MUST ENSURE THAT THE SITE SATISFIES THE SPECIFIED ACCESS AND PERFORMANCE REQUIREMENTS AS OUTLINED IN THIS EXHIBIT.

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

                  CONSENT TO BINARY COMPASS ENTERPRISES, INC.

     Online Specialty Retailing Inc. ("Merchant") hereby authorizes Binary Compass Enterprises, Inc. (BCE) to provide to America Online, Inc. (AOL) any and all reports provided to Merchant by BCE as part of MERCHANT's participation in AOL's Merchant Certification Program.

Online Specialty Retailing Inc.


By:  /s/ Benjamin C. Nourse
   ---------------------------------

Print Name:    Benjamin C. Nourse
           -------------------------

Title:    Chairman
      ------------------------------

Date:     August 4, 1998
     -------------------------------

Tax ID/EIN#: 91-1694451
            ------------------------

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